UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 17, 2021

CAPSTONE GREEN ENERGY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-15957	95-4180883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16640 Stagg Street, Van Nuys, California		91406
(Address of Principal Executive Offices)		(Zip Code)
(818) 734-5300
(Registrant’s Telephone Number, Including Area Code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CGRN	NASDAQ Capital Market
Series B Junior Participating Preferred Stock
Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 17, 2021, Capstone Green Energy Corporation, a Delaware corporation (the “Company”), entered into an amended and restated underwriting agreement (the “Underwriting Agreement”) with H.C. Wainwright & Co., LLC (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company agreed to sell to the Underwriter, and the Underwriter agreed to purchase, in a firm commitment underwritten public offering 1,904,763 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Offering”). The offering price to the public in the Offering was $5.25 per share of Common Stock, and the Underwriter agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $4.91 per share, representing an underwriting discount of 6.5%. Pursuant to the Underwriting Agreement, the Company also granted the Underwriter an option to purchase, for a period of 30 days from the date of the Underwriting Agreement, up to an additional 285,714 shares of Common Stock (the “Option Shares”). On June 21, 2021, the Underwriter exercised the option in full.

The Offering of the Shares is registered pursuant to a shelf registration statement (No. 333-254290) on Form S-3 filed by the Company with the Securities and Exchange Commission on March 22, 2021, and declared effective on April 14, 2021 (the “Registration Statement”), and is being made pursuant to a prospectus supplement, dated June 17, 2021, and accompanying prospectus that form a part of the Registration Statement relating to the Offering.

H.C. Wainwright & Co., LLC acted as sole book-running manager for the Offering.

The Offering closed on June 22, 2021, and the Company expects to receive net proceeds from the sale of the Shares, after deducting underwriting discounts and commissions and other estimated Offering expenses payable by the Company, of approximately $10.4 million.

Katten Muchin Rosenman LLP, counsel to the Company, delivered an opinion as to the validity of the Shares and associated Series B Junior Participating Preferred Stock Purchase Rights, a copy of which is attached to this Current Report on Form 8-K as Exhibit 5.1 and is incorporated by reference herein.

From time to time, the Underwriter and its affiliates have provided, and may provide in the future, various advisory, investment and commercial banking and other services to the Company in the ordinary course of business, for which it has received and may continue to receive customary fees and commissions. H.C. Wainwright & Co., LLC acts as the Company’s sales agent with respect to the Company’s “at-the-market” offering program The description of the Underwriting Agreement set forth above in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated by reference herein.

The Underwriting Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Underwriting Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the agreement instead of establishing these matters as facts and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Underwriting Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Underwriting Agreement, and this subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On June 17, 2021, the Company issued press releases announcing the Offering and the upsizing of the Offering, and, on June 22, 2021, the Company issued a press release announcing the closing of the Offering and the full exercise of the option to purchase additional shares. Copies of the press releases are attached to this Current Report on Form 8-K as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3 respectively, and are incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Amended and Restated Underwriting Agreement, entered into by and between Capstone Green Energy Corporation. and H.C. Wainwright & Co., LLC, dated as of June 17, 2021.
5.1	Opinion of Katten Muchin Rosenman LLP
23.1	Consent of Katten Muchin Rosenman LLP (included in the opinion filed as Exhibit 5.1).
99.1	Press Release, dated June 17, 2021, announcing the Offering (furnished herewith)
99.2	Press Release, dated June 17, 2021, announcing the upsizing of the Offering (furnished herewith)
99.3	Press Release, dated June 22, 2021, announcing the closing of the Offering and the full exercise of the option to purchase additional shares (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEANSPARK, INC.

Dated: June 22, 2021	By:	/s/ Frederick S. Hencken III
Name: Frederick S. Hencken III
Title: Chief Financial Officer (Principal Financial Officer)